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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 24, 2007



                           BANK OF FLORIDA CORPORATION
             (Exact name of registrant as specified in its charter)


        Florida                        333-74997                59-3535315
        -------                        ---------                ----------
(State or other jurisdiction     Commission File Number       (I.R.S. Employer
     Of incorporation)                                       Identification No.)


     1185 Immokalee Road, Naples, Florida                              34110
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     (address of principal executive offices)                       (Zip Code)

                  Registrant's telephone number: (239) 254-2100


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.
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On April 24, 2007, Bank of Florida Corporation ("Company") completed its acquisition of the $276 million asset (as of March 31, 2007) Old Florida Bankshares, Inc. ("Old Florida). The operations of Old Florida's subsidiary Old Florida Bank, will be combined with those of the Company's subsidiary, Bank of Florida - Southwest. As consideration for the acquisition, the holders of Old Florida common stock are entitled to receive $38.50 or 1.7915 shares of Company common stock per share of Old Florida common stock. The Company estimates the total value of this consideration to be $72.7 million.

Item 7.01. Regulation FD Disclosure.
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On April 24, 2007, the Company issued a press release describing the completion of its acquisition of Old Florida. A copy of the press release is furnished as
Exhibit 99.1.

Item 9.01.Financial Statements and Exhibits
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      (a)   Financial Statements of businesses acquired. The financial statements of Old Florida will be filed with an amendment to this Form 8-K within the next 71 days.

      (b) Pro forma financial information. The pro forma financial information for the Company and Old Florida will be filed with an amendment to this Form 8-K within the next 71 days.

      (d)   Exhibits.


Exhibit No.                     Description

    99.1                Press Release issued on April 24, 2007.

    99.2                Financial Statements of Old Florida Bankshares, Inc.
                        (To be filed with an amendment to this Form 8-K.)

    99.3 Pro Forma Financial Information for Bank of Florida Corporation and Old Florida Bankshares, Inc.
                        (To be filed with an amendment to this Form 8-K.)


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BANK OF FLORIDA CORPORATION
(Registrant) Date: April 24, 2007

                                                  /s/ Tracy L. Keegan
                                                  -------------------
                                                  Tracy L. Keegan
                                                  Executive Vice President and
                                                  Chief Financial Officer